SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                ---------------





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 5, 2000


                       AMERISERVE FOOD DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                      000-19367                 75-2296149
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)



                              15305 DALLAS PARKWAY
                               ADDISON, TX 75001
              (Address of principal executive offices) (zip code)

                                 (972) 364-2000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On May 5, 2000, AmeriServe Food Distribution, Inc. announced that it will end distribution services to the Chick-fil-A system by June 2000. AmeriServe serves approximately 900 Chick-fil-A restaurants, representing less than 5% of its current revenues.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial statements of businesses acquired.

        Not Applicable

(b)     Pro forma financial information.

        Not Applicable

(c)     Exhibits.

        Exhibit 99.5 -- Press Release dated May 5, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                        AMERISERVE FOOD DISTRIBUTION, INC.




                                        By:     /s/ Kevin J. Rogan
                                                -------------------------------
                                        Name:   Kevin J. Rogan
                                        Title:  Senior Vice President, General
                                                Counsel and Secretary



Date:   May 5, 2000